Exhibit 99.1

MATTHEW G. SCHILTZ (pro hac vice forthcoming)
mschiltz@ftc.gov
RACHEL GRANETZ (pro hac vice forthcoming)
rgranetz@ftc.gov
FEDERAL TRADE COMMISSION
230 South Dearborn Street, Suite 3030
Chicago, IL 60604
Telephone: (312) 960-5619 (Schiltz)
Telephone: (312) 960-5620 (Granetz)

Local Counsel:
DAVID L. HANKIN (CA BAR NO. 319825)
dhankin@ftc.gov
FEDERAL TRADE COMMISSION
10990 Wilshire Boulevard, Suite 400
Los Angeles, CA 90024
Telephone: (310) 824-4317

Attorneys for Plaintiff
FEDERAL TRADE COMMISSION

UNITED STATES DISTRICT COURT
CENTRAL DISTRICT OF CALIFORNIA

FEDERAL TRADE COMMISSION, Plaintiff, v. MEDIAALPHA, INC., also d/b/a QuoteLab, a corporation; and QUOTELAB, LLC, also d/b/a MediaAlpha, a limited liability company, Defendants.	CASE NO. 2:25-cv-7263 STIPULATION AS TO ENTRY OF ORDER FOR PERMANENT INJUNCTION, MONETARY JUDGMENT, AND OTHER RELIEF

Plaintiff, the Federal Trade Commission (“Commission” or “FTC”), filed its Complaint for Permanent Injunction, Monetary Judgment, and Other Relief (“Complaint”), for a permanent injunction, monetary relief, and other relief in this matter, pursuant to Sections 13(b) and 19 of the Federal Trade Commission Act (“FTC Act”), 15 U.S.C. §§ 53(b) & 57b. The Commission and Defendants stipulate to the entry of this Stipulated Order for Permanent Injunction, Monetary Judgment, and Other Relief (“Order”) to resolve all matters in dispute in this action between them.
THEREFORE, IT IS ORDERED as follows:
FINDINGS
1.This Court has jurisdiction over this matter.
2.The Complaint charges that Defendants participated in unfair or deceptive acts or practices in violation of Section 5 of the FTC Act, 15 U.S.C. § 45, the Telemarketing Sales Rule, (“TSR”), 16 C.F.R. Part 310, and the Government and Business Impersonation Rule (“Impersonation Rule”), 16 C.F.R. Part 461.
3.Defendants neither admit nor deny any of the allegations in the Complaint, except as specifically stated in this Order. Only for purposes of this action, Defendants admit the facts necessary to establish jurisdiction.

4.Defendants waive any claim that they may have under the Equal Access to Justice Act, 28 U.S.C. § 2412, concerning the prosecution of this action through the date of this Order, and agree to bear their own costs and attorney fees. The parties agree that this Order resolves all allegations in the Complaint.
5.Defendants and the Commission waive all rights to appeal or otherwise challenge or contest the validity of this Order.
DEFINITIONS
For the purpose of this Order, the following definitions apply:
A. “Affiliate” means any Person, including any third-party marketer, but excluding any “Supply Partner,” who any Defendant contracts with, pays, or provides any form of consideration to (i) provide any Defendant with, or refer to any Defendant, potential or actual customers; or (ii) otherwise market, advertise, or offer for sale any good or service, including any website, on behalf of any Defendant. “Affiliate” does not include advertising platforms that host or display content provided by third parties.
B.    “Clear(ly) and Conspicuous(ly)” means that a required disclosure is easily noticeable (i.e., difficult to miss) and easily understandable by ordinary consumers, including in all of the following ways:
1.In any communication that is solely visual or solely audible, the disclosure must be made through the same means through which the communication is presented. In any communication made through both visual and audible means, such as a television advertisement, the disclosure must be presented simultaneously in both the visual and audible portions of the communication even if the representation requiring the disclosure is made in only one means.
2.A visual disclosure, by its size, contrast, location, the length of time it appears, and other characteristics, must stand out from any accompanying text or other visual elements so that it is easily noticed, read, and understood.
3.An audible disclosure, including by telephone or streaming video, must be delivered in a volume, speed, and cadence sufficient for ordinary consumers to easily hear and understand it.
4.In any communication using an interactive electronic medium, such as the Internet or software, the disclosure must be unavoidable.
5.The disclosure must use diction and syntax understandable to ordinary consumers and must appear in each language in which the representation that requires the disclosure appears.
6.The disclosure must comply with these requirements in each medium through which it is received, including all electronic devices and face-to-face communications.
7.The disclosure must not be contradicted or mitigated by, or inconsistent with, anything else in the communication.

8.When the representation or sales practice targets a specific audience, such as children, the elderly, or the terminally ill, “ordinary consumers” includes members of that group.
C.    “Covered Information” means individually identifiable information from or about a consumer, including (a) first and last name; (b) a home or other physical address, including street name, name of city or town, or zip code; (c) an email address or other online contact information, such as a social media username; (d) a telephone number, including mobile number; (e) gender; (f) age or date of birth; (g) response to any survey or multiple-choice question about circumstances specific to the consumer, such as education level, employment status, or household debt; (h) biometric information; or (i) any information combined with any of (a) through (h).
D.    “Defendants” means MediaAlpha, Inc. and QuoteLab, LLC and their successors and assigns.
E.    “Demand Partner” means any third party that advertises, markets, promotes, offers for sale, or sells any good or service using Covered Information obtained from Defendants, including Covered Information collected by any Supply Partner. It does not include a Person that is solely engaged in Private Marketplace Transactions.

F.    “Express Informed Consent” means a freely given, specific, informed, and unambiguous affirmative act demonstrating agreement, in response to a Clear and Conspicuous disclosure of: (1) the information that will be collected; (2) the purpose(s) for which the information is being collected, used, or disclosed; (3) the names of all entities to whom the information is disclosed; (4) a simple, easily-located means by which the consumer can withdraw consent; and (5) any limitations on the consumer’s ability to withdraw consent. The Clear and Conspicuous disclosure must be separate from any “privacy policy,” “terms of service,” “terms of use,” or other similar document.
The following does not constitute Express Informed Consent:
1.Inferring consent from a consumer’s hovering over, muting, pausing, or closing of a given piece of content; or
2.Obtaining consent through a user interface that has the effect of subverting or impairing user autonomy, decision-making, or choice.
G.    “Healthcare-Related Products” means any program, plan, membership, card, product, insurance policy, or good or service, that offers, or purports to offer, insurance, discounts, savings, or benefits on healthcare, or access to such insurance, discounts, savings, or benefits. It does not include products set forth in 42 C.F.R. § 422.4, a copy of which is attached as Appendix A, or a policy, contract, or a plan that has been approved as specified in 42 C.F.R. § 423.272, a copy of which is attached as Appendix B. It does not include a supplemental policy as set forth in 42 C.F.R. § 403.205, a copy of which is attached as Appendix C, only to the extent that Defendants can demonstrate that all Defendants’ advertising and marketing materials relating to such supplemental policy were subjected to the same carrier and Centers for Medicare and Medicaid Services supervision and approval as those relating to the foregoing products set forth in 42 C.F.R. §§ 422.4, 423.272.
H.    “Lead Generation” means (a) using marketing techniques to identify or attract consumers’ interest in a third party’s product or service; (b) obtaining, or assisting others in obtaining, Covered Information for use by any third party; or (c) providing any such Covered Information to a third party. Lead Generation excludes solely hosting or displaying advertising and marketing content exclusively created by Defendants.
I.    “Lead Generator” means any Person who offers or has provided, in exchange for consideration, Covered Information to another Person, or who assists others in offering or providing such information to another Person.
J.    “Person” means a natural person, an organization, or other legal entity, including a corporation, partnership, sole proprietorship, limited liability company, association, cooperative, or any other group or combination acting as an entity.
K.    “Private Marketplace Transaction” means a transaction in which a third-party Lead Generator contracts directly with a third-party advertiser, one or both of those third-parties licenses Defendants’ technology to administer the transaction, and Defendants’ sole involvement in the transaction, including the Lead Generation that resulted in the information being exchanged in the transaction, is to license technology used to administer the transaction.
L.    “Supply Partner” means any third-party Lead Generator that offers or provides Covered Information to any Person via any platform or service owned or operated by Defendants.
M.    “Telemarketing” means a plan, program, or campaign which is conducted to induce the purchase of goods or services or a charitable contribution by use of one or more telephones and which involves more than one interstate telephone call.
ORDER
I.    PROHIBITED BUSINESS PRACTICES

IT IS FURTHER ORDERED that Defendants, Defendants’ officers, agents, employees, and attorneys, and all other persons in active concert or participation with any of them, who receive actual notice of this Order, whether acting directly or indirectly, in connection with Lead Generation or the advertising, marketing, or promotion of any good or service, are permanently restrained and enjoined from:
A.    Misrepresenting or assisting others in misrepresenting, expressly or by implication:
1.That any Person is affiliated with, associated with, or endorsed, sponsored, or approved by any government entity or officer thereof;
2.Any aspect of any insurance or healthcare-related good or service, including whether it is comprehensive;
3.The cost of any good or service;
4.Any purpose of collecting consumers’ personal information;
5.That a consumer who provides personal information to a Defendant will be offered a comprehensive health insurance plan;
6.That a consumer will be notified of their eligibility for a good or service after providing personal information to a Defendant;
7.That a consumer will be able to compare the features or costs associated with any goods or services visually or online after providing personal information to a Defendant;
8.That any good or service is available only for a short period of time or in a limited quantity;

9.The need for promptness or urgency in responding to any advertising, marketing, or promotion of any good or service;
10.The objectivity or impartiality of any review or endorsement, including the influence of compensation on any review or endorsement;
11. That any endorser is an expert with respect to the endorsement message;
12.Any other fact material to consumers concerning any good or service, such as any material restrictions, limitations, or conditions; or any material aspect of its performance, efficacy, nature, or central characteristics; or
B.    Making any representation, or assisting others in making any representation, expressly or by implication, unless the representation is non-misleading, and, at the time such representation is made, Defendants possess and rely upon competent and reliable evidence that is sufficient in quality and quantity to substantiate that the representation is true, regarding any good or service.
II.    INJUNCTION REGARDING HEALTHCARE-RELATED PRODUCTS

IT IS FURTHER ORDERED that Defendants, Defendants’ officers, agents, employees, and attorneys, and all other persons in active concert or participation with any of them, who receive actual notice of this Order, whether acting directly or indirectly, are permanently restrained and enjoined from, on any website concerning Healthcare-Related Products that solicits Covered Information or that advertises, promotes, markets, or offers for sale Healthcare-Related Products to consumers, failing to disclose Clearly and Conspicuously the following on every page:
This is not a government health insurance marketplace, and this website is not endorsed by or affiliated with the government. This website is run by [name of Person operating the website], a private party.
III. MONITORING OF DEFENDANTS’ADVERTISEMENTS
IT IS FURTHER ORDERED that Defendants, Defendants’ officers, agents, employees, and attorneys, and all other persons in active concert or participation with any of them, who receive actual notice of this Order, whether acting directly or indirectly, are permanently restrained and enjoined from advertising, promoting, marketing, or offering for sale any Healthcare-Related Products, without first:
A.    Establishing and implementing, within 45 days of entry of this Order, and thereafter maintaining a system to review and monitor all advertising, promotional, and marketing materials, which shall include procedures sufficient to:
1.Review the following to determine compliance with the requirements of this Order:

a.    A copy of any materially distinct material, provided that for materials that are dynamically generated and disseminated by a third party, Defendants may instead review each component supplied to the third party for generating such materials;
b.    Each location that any Defendant maintains, or directly or indirectly controls, where the material will appear, including any social media account or URL of any website;
c.    The URL for any hyperlinks contained within the material;
d.    The landing page associated with any URL contained within the material; and
2.Document in writing that the review set forth in Subsection III(A)(1) resulted in a determination of compliance with the requirements of this Order; and
B.    Establishing, implementing, and thereafter maintaining a system to ensure that all employees and agents responsible for creating or approving any advertising, promotional, or marketing material related to Lead Generation or Telemarketing, before creating or approving such material and at least once every twelve (12) months, receive training from a qualified Person on the requirements of this Order, the FTC Act, the Telemarketing Sales Rule, and the Impersonation Rule, and that those employees or agents sign an acknowledgment stating that the employee or agent (1) completed the training, (2) had the opportunity to have questions about the employee or agent’s legal responsibilities answered, and (3) understands the employee or agent’s legal responsibilities under the Order, the FTC Act, the Telemarketing Sales Rule, and the Impersonation Rule.
IV. DUE DILIGENCE AND MONITORING OF SUPPLY PARTNERS AND AFFILIATE MARKETERS

IT IS FURTHER ORDERED that Defendants, Defendants’ officers, agents, employees, and attorneys, and all other persons in active concert or participation with any of them, who receive actual notice of this Order, whether acting directly or indirectly, in connection with Lead Generation, advertising, marketing, promoting or offering for sale of any Healthcare-Related Products, are permanently restrained and enjoined from failing to:
A.    Provide, electronically or otherwise, to each Supply Partner or Affiliate, as a condition of doing business, a copy of this Order within 7 days of its entry;
B.    Obtain, within 45 days of entry of this Order, an electronic acknowledgement or other signed and dated statement from each Supply Partner and Affiliate acknowledging receipt of the Order and expressly agreeing to comply with Section I of this Order, or cease all business with any Supply Partner or Affiliate that fails to provide such a statement until it is provided;

C.    Within 60 days of the entry of this Order, establish, implement, and thereafter maintain a system to review and monitor all Supply Partners and Affiliates in connection with Lead Generation for sale to or resale by any Defendant, which shall include procedures sufficient to:
1.Require each Supply Partner or Affiliate, prior to doing business with such Supply Partner or Affiliate, to provide the following identifying information:
a.    In the case of a natural person, the Supply Partner or Affiliate’s first and last name, any and all names under which the Supply Partner conducts Lead Generation or Telemarketing, physical address, country, telephone number, email address, and bank account information (including the last four digits of bank account number) necessary to identify where payments are to be made to that person;
b.    In the case of a business entity, the Supply Partner’s or Affiliate’s name, any and all names under which it conducts Lead Generation or Telemarketing, state of incorporation, registered agent, and the first and last name, physical address, country, telephone number, and email address for at least one natural person who owns, manages, or controls the Supply

Partner or Affiliate, and the complete bank account information as to where payments are to be made to the Supply Partner or Affiliate;
2.Obtain from each Supply Partner or Affiliate:
a.    For Supply Partners, the content of any website the Supply Partner will use in connection with Lead Generation for sale to or resale by Defendants, including materials used to obtain consumer consent to the collection, sale, or transfer of their Covered Information in connection with Lead Generation for sale to or resale by Defendants;
b.    For Affiliates, all materials that the Affiliate intends to publicly display or disseminate to any consumer in connection with Lead Generation for sale to or resale by Defendants, including materials used to obtain consumer consent to the collection, sale, or transfer of their Covered Information in connection with Lead Generation for sale to or resale by Defendants, provided that for materials that are dynamically generated, Defendants may instead obtain each component supplied by the Affiliate for generating such materials;

c.    Each location that the Supply Partner or Affiliate maintains, or directly or indirectly controls, where the material will appear, including any social media account or URL of any website;
d.    The URL for any hyperlinks contained within the material; and
e.    The anticipated first date when the material will be publicly displayed or disseminated to any consumer;
3.Review the material submitted to Defendants under Subsection C(2) of this Section to determine if it complies with the requirements of Section I of this Order and:
a.    If the material does not comply, inform the Supply Partner or Affiliate in writing that approval to use such material is denied; or
b.    If the material does comply, inform the Supply Partner or Affiliate in writing that approval to use such material is granted; and
4.Ensure that any enforcement against a Supply Partner or Affiliate by Defendants shall extend to any Private Marketplace Transactions involving the Supply Partner or Affiliate.

V. DUE DILIGENCE AND MONITORING OF DEMAND PARTNERS

IT IS FURTHER ORDERED that Defendants, Defendants’ officers, agents, employees, and all other persons in active concert or participation with any of them, who receive actual notice of this Order, whether acting directly or indirectly, in connection with Lead Generation, advertising, marketing, promoting or offering for sale any Healthcare-Related Products, are hereby restrained and enjoined from failing to:
A.    As a condition of doing business with any Demand Partner: (a) provide electronically or otherwise each such Demand Partner a copy of this Order within 7 days of entry of this Order; and (b) either (i) obtain from each such Demand Partner, within 45 days of entry of this Order, an electronic acknowledgement or other signed and dated statement acknowledging receipt of this Order and expressly agreeing to comply with Sections I and VI of this Order or (ii) cease doing business with each such Demand Partner until such time as the Demand Partner has provided an electronic acknowledgement or other signed and dated statement acknowledging receipt of this Order and expressly agreeing to comply with Sections I and VI of this Order; or
B.    Within 60 days of entry of this Order, establish, implement, and thereafter maintain a system to review and monitor any sales campaign conducted by any Demand Partner using Covered Information obtained from Defendants and not via a Private Marketplace Transaction, to confirm that each such Demand Partner is not engaging in any acts or practices that violate Sections I or VI of this Order, which system shall include procedures sufficient to:
1.Require each new Demand Partner, prior to doing business with such Demand Partner, and each existing Demand Partner, within 45 days of entry of this Order, to provide the following identifying information:
a.    In the case of a natural person, the Demand Partner’s first and last name, any and all names under which the Demand Partner conducts Lead Generation or Telemarketing, physical address, country, telephone number, and email address; and
b.    In the case of a business entity, the Demand Partner’s name, any and all names under which it conducts Lead Generation or Telemarketing, state of incorporation, registered agent, and the first and last name, physical address, country, telephone number, and email address for at least one natural person who owns, manages, or controls the Demand Partner.
2.No later than 60 days after a Demand Partner begins doing business with Defendants, and at least annually thereafter, obtain and promptly review a random sample of all telephonic communications covering at least a 30-day period between the Demand Partner and consumers whose Covered Information was provided to the Demand Partner by Defendants to confirm that each Demand Partner is not engaging in any acts or practices that violate Section I of the Order, provided, however, that Defendants need not obtain and review sales call recordings from insurance carriers, corporate affiliates of such carriers, and captive brokers that have certified to Defendants under penalty of perjury (and Defendants can demonstrate Defendants have no contrary evidence) exclusively offer health plans from a single insurance carrier that monitors those communications;
3.Review all consumer communications and complaints Defendants receive regarding the Demand Partner;
4.Obtain and review the Demand Partner’s sales scripts, provided, however, that Defendants need not obtain and review sales scripts from insurance carriers, corporate affiliates of such carriers, and captive brokers that Defendants that have certified to Defendants under penalty of perjury (and Defendants can demonstrate Defendants have no contrary evidence) exclusively offer health plans from a single insurance carrier and receive approval for their sales scripts from that carrier;

5.Conduct due diligence at least annually regarding any law enforcement actions or Telemarketing-related legal proceedings initiated against the Demand Partner; and
6.Ensure that any enforcement against a Demand Partner by Defendants shall extend to any Private Marketplace Transactions involving the Demand Partner.
VI. PROHIBITION AGAINST VIOLATING THE TELEMARKETING SALES RULE

IT IS FURTHER ORDERED that Defendants, Defendants’ officers, agents, employees, and attorneys, and all other persons in active concert or participation with any of them, who receive actual notice of this Order, whether acting directly or indirectly, in connection with Telemarketing, are permanently restrained and enjoined from violating the TSR, 16 C.F.R. Part 310, a copy of which is attached to this Order as Appendix D.
VII. REQUIREMENTS RELATED TO THE COLLECTION, SALE, TRANSFER, OR DISCLOSURE OF COVERED INFORMATION

IT IS FURTHER ORDERED that Defendants, Defendants’ officers, agents, employees, and attorneys, and all other persons in active concert or participation with any of them, who receive actual notice of this Order, whether acting directly or indirectly, are permanently restrained and enjoined from collecting, or selling, transferring, or disclosing any consumer’s Covered Information to any Demand Partner, unless Defendants have:
A.    Obtained or verified, pursuant to Section IV.C.2, that a Supply Partner obtained the consumer’s Express Informed Consent to such collection, sale, transfer, or disclosure of the consumer’s Covered Information; and
B.    In connection with Lead Generation for Healthcare-Related Products, obtained within 60 days after entry of the Order, a signed and dated certification from any recipient of the Covered Information stating:
1.The name and nature of the recipient’s business(es), including the purpose(s) for obtaining consumers’ Covered Information;
2.The recipient’s physical address(es) for conducting business;
3.All of the recipient’s trade name(s), alter egos, DBA names, fictitious names, or aliases under which the recipient conducts or has conducted business;
4.All of the recipient’s businesses licenses and business registrations related to the advertising, marketing, or promotion of Healthcare-Related Products;
5.A description of the recipient’s business, including describing the nature of goods or services sold and the nature of sale;

6.That Covered Information will not be used for any purpose other than the specific purpose(s) stated in the required disclosure under Subsection A of this Section;
7.The identity of each Person with whom the recipient will share the Covered Information, provided, however, that a recipient that is an organization or other legal entity need not separately identify its employees, independent contractors, service providers, or subprocessors;
8.All purposes for which each Person with whom the recipient will share the Covered Information will use it;
9.Affirmation that the Covered Information for any consumer will be permanently deleted within 2 weeks of notice from Defendants that the consumer has requested it be deleted, provided, however, that Covered Information need not be destroyed to the extent requested by a government agency, required by law, regulation, court order, required in order for the recipient to continue to provide a good or service to a consumer, or stored as a backup or archive that is not located on an actively used server or regularly accessed drive.

VIII. TRANSFER OF DOMAINS
IT IS FURTHER ORDERED that Defendants transfer to the Commission all rights, title, and interest, in the following domain names: governmenthealthinsurance.com, biden-care.com, healthexchangequotes.com, affordablecarecalifornia.org, dc-healthcare.org, nvhealthcare.org, obamacare-health-plans.com, obamacare-plans.com, obamacareplans.com, and obamacareusa.org.
Such transfer must be made within 60 days of the entry of this Order by the Court.
IX. MONETARY JUDGMENT
IT IS FURTHER ORDERED that:
A.    Judgment in the amount of Forty-Five Million Dollars ($45,000,000) is entered in favor of the Commission against Defendants, jointly and severally, as monetary relief.
B.    Defendants are ordered to pay to the Commission Forty-Five Million Dollars ($45,000,000) as monetary relief, as follows:
1.Defendants stipulate that they hold in escrow Thirty-Three Million Five Hundred Thousand Dollars ($33,500,000) for no purpose other than payment to the Commission. Defendants are ordered to pay to the Commission Thirty-Three Million Five Hundred Thousand Dollars ($33,500,000) within 7 days of entry of this Order by electronic fund transfer in accordance with instructions previously provided by a representative of the Commission.
2.Defendants are ordered to pay to the Commission an additional Eleven Million Five Hundred Thousand Dollars ($11,500,000) within 90 days of entry of this Order by electronic fund transfer in accordance with instructions previously provided by a representative of the Commission.
3.If Defendants fail to make the required payment when due under Subsection IX.B.2, the judgment becomes immediately due as to Defendants in the amount specified in Subsection A above (which the parties stipulate only for purposes of this Section represents the consumer injury alleged in the Complaint), less any payment previously made pursuant to this Section, plus interest computed from the date of entry of this Order. Time is of the essence for the payment specified in Subsection IX.B.2.
X. ADDITIONAL MONETARY PROVISIONS
IT IS FURTHER ORDERED that:
A.    Defendants relinquish dominion and all legal and equitable right, title, and interest in all assets transferred pursuant to this Order and may not seek the return of any assets.

B.    The facts alleged in the Complaint will be taken as true, without further proof, in any subsequent civil litigation by or on behalf of the Commission in a proceeding to enforce its rights to any payment or monetary judgment pursuant to this Order.
C.    Each Defendant acknowledges that Defendant’s Employer Identification Number, or other Taxpayer Identification Number (“TIN”), including all TINs that Defendants previously provided, may be used by the Commission for reporting and other lawful purposes, including collecting on any delinquent amount arising out of this Order in accordance with 31 U.S.C. § 7701.
D.    All money received by the Commission pursuant to this Order may be deposited into a fund administered by the Commission or its designee to be used for consumer relief, such as redress and any attendant expenses for the administration of any redress fund. If a representative of the Commission decides that direct redress to consumers is wholly or partially impracticable or money remains after such redress is completed, the Commission may apply any remaining money for such related relief (including consumer information remedies) as it determines to be reasonably related to Defendants’ practices alleged in the Complaint. Any money not used for relief is to be deposited to the U.S. Treasury.

XI. CUSTOMER INFORMATION
IT IS FURTHER ORDERED that Defendants, Defendants’ officers, agents, employees, and attorneys, and all other persons in active concert or participation with any of them, who receive actual notice of this Order, are permanently restrained and enjoined from directly or indirectly:
A.    Failing to provide sufficient customer information to enable the Commission to efficiently administer consumer redress. If a representative of the Commission requests in writing any information related to redress, Defendants must provide it, in the form prescribed by the Commission, within 14 days.
B.    Within 100 days after receipt of written direction to do so from a representative of the Commission, failing to destroy Covered Information in all forms, including the name, address, phone number, email address, gender, date of birth, health information, or any other response, that are in any Defendant’s possession, custody, or control and was obtained prior to entry of this Order in connection with Lead Generation for Healthcare-Related Products, provided, however, that a customer’s information need not be deleted to the extent requested by a government agency, required by a law, regulation, court order, or stored as a backup or archive that is not located on an actively used server or regularly accessed drive.

C.    For any Covered Information not deleted pursuant to Subsection B of this Section, selling, transferring, or disclosing such information to any Person, unless Defendants first comply with Section VII of this Order;
D.    Within 60 days after the entry of this Order, failing to:
1.Identify each Demand Partner who has accessed, received, or acquired a consumer’s Covered Information, in connection with any Healthcare-Related Product, from any Defendant from February 21, 2020 until the entry of this Order;
2.Identify what Covered Information was disclosed to each Person identified in Subsection D(1) of this Section; or
3.Submit a list of the information identified in Subsections D(1)–(2) of this Section and a description of the methodologies used to identify that information to: DEbrief@ftc.gov or sent by overnight courier (not the U.S. Postal Service) to: Associate Director of Enforcement, Bureau of Consumer Protection, Federal Trade Commission, 600 Pennsylvania Avenue NW, Washington, DC 20580. The subject line must begin: “In re MediaAlpha, Inc., FTC Matter No. 2323015”;
E.     Within 90 days after the entry of this Order, failing to:

1.Provide a copy of the Complaint and Order to all Persons identified under Subsection (D)(1) of this Section;
2.Notify each such Person in writing that the Federal Trade Commission alleges that Defendants collected Covered Information of consumers, in a manner that was deceptive and in violation of the FTC Act, the TSR, and the Impersonation Rule, and transferred the information to such Person;
3.Instruct each such Person in writing to destroy all Covered Information accessed, received, or acquired from Defendants prior to the entry of this Order, where such instruction shall include a list of the Covered Information identified in Subsection D(2) of this Section and require written confirmation that the Person has destroyed such Covered Information provided, however, that Covered Information need not be destroyed to the extent requested by a government agency, required by law, regulation, court order, required in order for the recipient to continue to provide a good or service to a consumer, or stored as a backup or archive that is not located on an actively used server or regularly accessed drive.
4.Provide a copy of the instructions sent under Subsection F(3) of this Section to DEbrief@ftc.gov or sent by overnight courier (not the U.S. Postal Service) to Associate Director for Enforcement, Bureau of Consumer Protection, Federal Trade Commission, 600 Pennsylvania Avenue NW, Washington, DC 20580. The subject line must begin: “In re MediaAlpha, Inc., FTC Matter No. 2323015”; or
5.Provide, within 120 days of receipt, each written confirmation under Subsection D(3) of this Section to DEbrief@ftc.gov or sent by overnight courier (not the U.S. Postal Service) to: Associate Director for Enforcement, Bureau of Consumer Protection, Federal Trade Commission, 600 Pennsylvania Avenue NW, Washington, DC 20580. The subject line must begin: “In re MediaAlpha, Inc., FTC Matter No. 2323015”; or
F. Selling, transferring, or disclosing Covered Information to any Person identified in Subsection D of this Section unless Defendants have complied with Section VII(B) of this Order, and, within 120 days after entry of the Order:
1.Confirmed the Person’s receipt of the instructions provided under Subsection E(3); and
2.Received from the Person a written confirmation of compliance with those instructions.

XII. RECORDKEEPING
IT IS FURTHER ORDERED that Defendants must create certain records for 20 years after entry of the Order, and retain each such record for 5 years. Specifically, Defendants must create and retain the following records:
A.    accounting records showing the revenues from all goods or services sold;
B.    personnel records showing, for each person providing services, whether as an employee or otherwise, that person’s: name; addresses; telephone numbers; job title or position; dates of service; and (if applicable) the reason for termination;
C.    records of all consumer do-not-contact, do-not-sell, or data deletion requests received by Defendants, whether directly or indirectly, such as through a third party, and any response by or on behalf of Defendants;
D.    records of all consumer complaints received by Defendants, whether directly or indirectly, such as through a third party, and any response by or on behalf of Defendants;
E.    all statements from Supply Partners or Affiliates under Subsection IV(B);
F.    all statements from Demand Partners under Subsection V(A);

G.    all materials provided by any Supply Partner, Affiliate, or Demand Partner as required under Subsections IV(C) and V(B);
H.    all recordings reviewed pursuant to Subsection V(B);
I.    all written grants or denials of approval under Subsections IV(C)(3);
J.    all written reports prepared under Subsections III(A)(2) and IV(C)(3);
K.    all documents reflecting Express Informed Consent collected as required under Section VII, including:
1.the name and telephone number of the person providing Express Informed Consent;
2.a copy of the request for Express Informed Consent, including all required disclosures under Subsection VII(A)(1) recorded in the same manner and format in which it was presented to the person providing it;
3.the purpose for which Express Informed Consent was requested and obtained;
4.a copy of the Express Informed Consent as it appeared to the person that provided consent at the time it was provided; and
5.the date that the Express Informed Consent was obtained;
L.    all records of any market, behavioral, or psychological research, or user, customer, or usability testing, including any A/B or multivariate testing, copy testing, surveys, focus groups, interviews, clickstream analysis, eye or mouse tracking studies, heat maps, or session replays or recordings concerning the subject matter of this Order; and
M.    all records necessary to demonstrate full compliance with each provision of this Order, including all submissions to the Commission.
XIII. COOPERATION
IT IS FURTHER ORDERED that Defendants must fully cooperate with representatives of the Commission in this case and in any investigation related to or associated with the transactions or the occurrences that are the subject of the Complaint. Defendants must provide truthful and complete information, evidence, and testimony. Defendants must cause Defendants’ officers, employees, representatives, or agents to appear for interviews, discovery, hearings, trials, and any other proceedings that a Commission representative may reasonably request upon 10 days written notice, or other reasonable notice, at such places and times as a Commission representative may designate, without the service of a subpoena.
XIV. ORDER ACKNOWLEDGMENTS
IT IS FURTHER ORDERED that Defendants obtain acknowledgments of receipt of this Order:

A.    Each Defendant, within 7 days of entry of this Order, must submit to the Commission an acknowledgment of receipt of this Order sworn under penalty of perjury.
B.    For 5 years after entry of this Order, Defendants must deliver a copy of this Order to: (1) all principals, officers, directors, and LLC managers and members; (2) all employees having managerial responsibilities for conduct related to the subject matter of the Order and all agents and representatives who participate in conduct related to the subject matter of the Order; and (3) any business entity resulting from any change in structure as set forth in the Section titled Compliance Reporting. Delivery must occur within 7 days of entry of this Order for current personnel. For all others, delivery must occur before they assume their responsibilities.
C.    From each individual or entity to which a Defendant delivered a copy of this Order, that Defendant must obtain, within 30 days, a signed and dated acknowledgment of receipt of this Order.
XV. COMPLIANCE REPORTING
IT IS FURTHER ORDERED that Defendants make timely submissions to the Commission:
A.    One year after entry of this Order, Defendants must submit a compliance report, sworn under penalty of perjury. Defendants must:

1.Identify the primary physical, postal, and email address and telephone number, as designated points of contact, which representatives of the Commission may use to communicate with each Defendant;
2.Identify all of each Defendant’s businesses by all of their names, telephone numbers, and physical, postal, email, and Internet addresses;
3.Describe the activities of each business, the means of advertising and marketing, and the involvement of any other Defendant;
4.Describe in detail whether and how Defendants are in compliance with each Section of this Order; and
5.Provide a copy of each Order Acknowledgment obtained pursuant to this Order, unless previously submitted to the Commission.
B.    For 20 years after entry of this Order, Defendants must submit a compliance notice, sworn under penalty of perjury, within 14 days of any change in the following:
1.Any designated point of contact; or
2.The structure of any Defendant or any entity that Defendant has any ownership interest in or controls directly or indirectly that may affect compliance obligations arising under this Order, including: creation, merger, sale, or dissolution of the entity or any subsidiary, parent, or affiliate that engages in any acts or practices subject to this Order.
C.    Each Defendant must submit to the Commission notice of the filing of any bankruptcy petition, insolvency proceeding, or similar proceeding by or against such Defendant within 14 days of its filing.
D.    Any submission to the Commission required by this Order to be sworn under penalty of perjury must be true and accurate and comply with 28 U.S.C. § 1746, such as by concluding: “I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct. Executed on: _____” and supplying the date, signatory’s full name, title (if applicable), and signature.
E.    Unless otherwise directed by a Commission representative in writing, all submissions to the Commission pursuant to this Order must be emailed to DEbrief@ftc.gov or sent by overnight courier (not the U.S. Postal Service) to: Associate Director for Enforcement, Bureau of Consumer Protection, Federal Trade Commission, 600 Pennsylvania Avenue NW, Washington, DC 20580. The subject line must begin: “In re MediaAlpha, Inc., [X-number]”.

XVI. COMPLIANCE MONITORING
IT IS FURTHER ORDERED that, for the purpose of monitoring Defendants’ compliance with this Order, including any failure to transfer assets as required by this Order:
A.    Within 14 days of receipt of a written request from a representative of the Commission, each Defendant must: submit additional compliance reports or other requested information, which must be sworn under penalty of perjury; appear for depositions; and produce documents for inspection and copying. The Commission is also authorized to obtain discovery, without further leave of court, using any of the procedures prescribed by Federal Rules of Civil Procedure 29, 30 (including depositions by remote means), 31, 33, 34, 36, 45, and 69.
B.    For matters concerning this Order, the Commission is authorized to communicate directly with each Defendant. Defendant must permit representatives of the Commission to interview any employee or other person affiliated with any Defendant who has agreed to such an interview. The person interviewed may have counsel present.
C.    The Commission may use all other lawful means, including posing, through its representatives as consumers, suppliers, or other individuals or entities, to Defendants or any individual or entity affiliated with Defendants, without the necessity of identification or prior notice. Nothing in this Order limits the

Commission’s lawful use of compulsory process, pursuant to Sections 9 and 20 of the FTC Act, 15 U.S.C. §§ 49, 57b-1.

XVII. RETENTION OF JURISDICTION
IT IS FURTHER ORDERED that this Court retains jurisdiction of this matter for purposes of construction, modification, and enforcement of this Order.
SO ORDERED this day of , 2025.

_______________________________
UNITED STATES DISTRICT JUDGE

SO STIPULATED AND AGREED:
FOR PLAINTIFF:
FEDERAL TRADE COMMISSION

/s/ Matthew G. Schiltz                        Date:    8/6/2025
Matthew G. Schiltz (pro hac vice forthcoming)
Rachel Granetz (pro hac vice forthcoming)
Attorneys
Federal Trade Commission, Midwest Region
230 South Dearborn Street, Suite 3030
Chicago, IL 60604
Telephone: (312) 960-5619 (Schiltz)
Telephone: (312) 960-5620 (Granetz)
mschiltz@ftc.gov; rgranetz@ftc.gov

Local Counsel:
David L. Hankin (CA Bar No. 319825)
Attorney
Federal Trade Commission, Western Region Los Angeles
10990 Wilshire Boulevard, Suite 400
Los Angeles, CA 90024
Telephone: (310) 824-4317
dhankin@ftc.gov

FOR DEFENDANTS:

/s/ Ryan T. Bergsieker                        Date: 7/3/2025
Ryan T. Bergsieker
Gibson, Dunn & Crutcher LLP
1900 Lawrence Street, Suite 3000
Denver, CO 80202-2211
Telephone: (303) 298-5774
RBergsieker@gibsondunn.com

Counsel for Defendants MediaAlpha, Inc.
and Quotelab, LLC
DEFENDANTS: MediaAlpha, Inc. and QuoteLab, LLC

/s/ Jeffrey B. Coyne                        Date: 7/3/2025
Jeffrey B. Coyne,
as an officer of MediaAlpha, Inc.

/s/ Jeffrey B. Coyne                        Date: 7/3/2025
Jeffrey B. Coyne,
as an officer of QuoteLab, LLC

FOR PLAINTIFF:
FEDERAL TRADE COMMISSION

/s/ David L. Hankin                        Date:    August 6, 2025
David L. Hankin (CA Bar No. 319825)
Attorney and Local Counsel
Federal Trade Commission, Western Region Los Angeles
10990 Wilshire Boulevard, Suite 400
Los Angeles, CA 90024
Telephone: (310) 824-4317
dhankin@ftc.gov

FOR DEFENDANTS:

/s/ James L. Zelenay Jr.                        Date: 8/1/2025
James L. Zelenay Jr.
Gibson, Dunn & Crutcher LLP
333 South Grand Avenue
Los Angeles, CA 90071-3197
Telephone: (213) 229-7449
JZelenay@gibsondunn.com

Local Counsel for Defendants MediaAlpha, Inc.
and Quotelab, LLC